UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 6, 2026

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.    Entry into a Material Definitive Agreement.
On March 6, 2026, Alexander’s Rego Shopping Center LLC, a wholly-owned subsidiary of Alexander’s, Inc. (the “Company”), entered into an Agreement of Purchase and Sale (the “Agreement”) with Northwell Health, Inc. (“Northwell”) to sell its Rego Park I shopping center (“Rego Park I”) located in Queens to Northwell for $235.5 million in cash payable upon closing. The Company expects to receive net proceeds of $202 million.
The sale includes a vacant, three-story, 338,000 gross leasable square foot structure built in 1959 and a 1,236 space parking garage, located on 5.9 acres in Queens, New York. The Agreement contains customary representations, warranties, covenants, and indemnification for breaches of representations and warranties and other matters. The sale is subject to customary closing conditions and is expected to close by the third quarter of 2026.
This disclosure summarizes the material provisions of the Agreement. This summary is qualified in its entirety by reference to the full text of the Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.
Item 7.01.    Regulation FD Disclosure.

A copy of the Company’s press release announcing the entry into the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Gary Hansen
Name:	Gary Hansen
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: March 9, 2026

3